SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 15, 2004

                            ULTRASTRIP SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)

          Florida                      000-25663                 65-0841549
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

                3515 S.E. Lionel Terrace, Stuart, Florida 34997
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               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (772) 287-4846


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Item 5.02 Departure of Directors or Principal Officers.

On November 15, 2004, John M. Gumersell submitted his resignation as Chairman of the Audit Committee and as a Company director, effective November 2, 2004. In addition, on October 22, 2004 R. Gerald Buchanan submitted his resignation as Company director, effective October 22,2004.



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

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTRASTRIP SYSTEMS, INC.


By:  Stephen R. Johnson
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Name: Stephen R. Johnson
Title: Chief Executive Officer
Dated: November 15, 2004


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